Exhibit 10.1

RELEASE AND SETTLEMENT AGREEMENT

(Partial Payment Accepted as Payment in Full)

This Release and Settlement Agreement (“Agreement”) is made and entered into on the day of November 20, 2025, by and between:

Creditor: Theradex Systems, Inc.

Address: 4365 Rte. 1 South, Ste 101, Princeton, NJ 08540

and

Debtor: Shuttle Pharmaceuticals Holding, Inc.

Address: 401 Professional Dr., Ste 260 Gaithersburg, MD 20879

Each referred to as a “Party” and Collectively referred to as the “Parties.”

1. Purpose of Agreement

The Parties desire to settle and fully resolve any and all claims relating to the debt or obligation previously owed by Debtor to Creditor, which the Parties agree had an outstanding balance of more than $ 557,000. USD

2. Settlement Payment

Creditor acknowledges receipt, or agrees to accept, a partial payment of $300,000 USD (“Settlement Payment”) from Debtor.

Creditor agrees that this Settlement Payment is accepted as full and final payment of the entire debt or obligation referenced above.

3. Release of Claims

In consideration of Settlement Payment, the Theradex hereby fully and forever releases, acquits, and discharges Shuttle, its officers and directors, management current and previous from:

●	any and all amounts previously owed relating to the debt;

●	any future claims, demands, damages, liabilities, actions, or causes of action of any kind relating to the debt;

●	all rights to further collection or enforcement of the debt.

In consideration of the Settlement Payment, Theradex agrees to properly wind down and close the Clinical Trial attached to this debt in an FDA compliant manner within their capabilities as the sponsor representative, including, but not limited to:

●	IRB payment & notification, and Primary Investigator notifications, site closure, list of unfinished tasks outside the scope of this agreement that Shuttle shall handle and database transfer to Shuttle with all actions completed in an FDA compliant manner.

●	Theradex will complete these obligations within 75 days, any FDA responsibilities extending beyond 75 days will solely be the responsibility of Shuttle Pharmaceuticals Holding, Inc.

●	After 75 days, Shuttle Pharmaceutical Holding, Inc. will be responsible for all communications with FDA.

●	Shuttle Pharmaceuticals Holding, Inc. will direct Theradex where to destroy or ship the remaining drug supply or incur additional storage costs after 75 days.

●	Shuttle will be responsible to close or inactivate their IND after the study and investigational sites are closed.

In consideration of the Settlement Payment, Shuttle hereby fully and forever releases, acquits, and discharges Theradex, its officers and directors, management current and previous from:

●	any and all amounts previously owed relating to the debt;

●	any future claims, demands, damages, liabilities, actions, or causes of action of any kind relating to the debt;

●	all rights to further collection or enforcement of the debt.

This release is intended to be complete. This Agreement excludes the five hospital research site agreements directly between Shuttle and the hospital research sites:

●	Hackensack University Medical Center / John Theurer Cancer Center

○	Deric Park, MD, FACP

●	Miami Cancer Institute

○	Robert Press, MD

●	Allegheny General Hospital

○	Rodney E. Wegner

●	University of Virginia

○	David Schiff, MD

●	Georgetown University/ Lombardi Cancer Center

○	Matthew Witek, MD

●	University of North Carolina

○	Collette Shen, MD

4. No Admission of Liability

This Agreement does not constitute an admission of fault or liability by either Party. It is entered into solely for the purpose of compromise and settlement.

5. Binding Effect

This Agreement is binding upon and shall inure to the benefit of the Parties and their respective heirs, successors, and assigns.

6. Entire Agreement

This document contains the entire agreement between the Parties concerning the matters described herein and supersedes all prior discussions or agreements.

7. Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

8. Acknowledgment

Each Party acknowledges that they have read and understand this Agreement, voluntarily accept its terms, and have had the opportunity to obtain legal counsel. Each Party participated in the negotiation and drafting of this Agreement, assisted by such legal counsel as it desired, and contributed to its revisions. Any ambiguities with respect to any provision of this Agreement will be construed fairly as to all Parties and not in favor of or against any Party. The headings of Sections are provided for convenience only and will not affect the construction or interpretation of this Agreement.

9. Intellectual property and Ownership

No transfer of ownership or intellectual property shall occur under this agreement, and each party shall retain all rights to its respective intellectual property. Title and ownership of intellectual property and all property shall remain with the party that owns it.

Signatures

Theradex:

Signature: _________________________________________
Printed Name: ______________________________________
Date: _____________________________________________

Shuttle:

Signature: _________________________________________
Printed Name: ______________________________________
Date: _____________________________________________